                                                                    Exhibit 99.1

                        AMENDMENT NO. 5 TO TERM LOAN AGREEMENT

     This AMENDMENT NO. 5 TO TERM LOAN AGREEMENT (this  "Amendment") is dated as of February 16, 2006,  by THE PACIFIC  LUMBER  COMPANY,  a Delaware  corporation
("Palco"),  THE BRITT  LUMBER CO.,  INC.,  a Delaware  corporation  ("Britt" and together with Palco, the "Borrowers"), the Loan Parties signatory hereto, CREDIT
SUISSE,  NEW YORK BRANCH (f/k/a Credit Suisse First Boston,  acting  through its
New York  Branch),  as  administrative  agent (the  "Administrative  Agent") for itself  and the  Lenders  under  and as  defined  in the  Credit  Agreement  (as hereinafter  defined),  and the  Lenders.  Unless  otherwise  specified  herein, capitalized  terms used in this  Amendment  shall have the meanings  ascribed to them by the Credit Agreement.

                                RECITALS

     WHEREAS,  the  Borrowers,  the  Administrative  Agent and the Lenders  have entered into that certain  Term Loan  Agreement,  dated as of April 19, 2005 (as amended,  supplemented,  restated or otherwise  modified from time to time,  the
"Credit Agreement"); and

     WHEREAS,  the parties  hereto have agreed to amend the Credit  Agreement as set forth herein;

     NOW THEREFORE,  in  consideration of the foregoing,  the mutual  agreements contained  herein  and for good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendment to Section 1.01.  Section 1.01 of the Credit  Agreement is
hereby amended by amending and resting the definition of "Applicable  Margin" as follows:

     ""Applicable  Margin"  shall mean (a) with respect to the Loans  comprising each ABR  Borrowing,  (i) as of the Closing Date through and including  November
17, 2005,  5.00% per annum,  (ii) as of November 18, 2005 through and  including
March 31,  2006,  7.00%  per  annum and (iii) at any time on and after  April 1,
2006,  5.00%  per  annum  and (b) with  respect  to the  Loans  comprising  each
Eurodollar Borrowing,  (i) as of the Closing Date through and including November
17, 2005,  6.00% per annum,  (ii) as of November 18, 2005 through and  including
March 31,  2006,  8.00%  per  annum and (iii) at any time on and after  April 1,
2006, 6.00% per annum."

SECTION 2. Amendment to Section 5.04(c). Section 5.04(c) of the Credit Agreement
is hereby  amended by  amending  and  restating  the phrase  prior to clause (i)
thereof as follows:  "within 30 days after the end of each fiscal  month of each fiscal quarter (other than the last fiscal month of each fiscal quarter),".

SECTION 3. Amendment to Section 6.01(i). Section 6.01(i) of the Credit Agreement
is hereby amended and restated to read in its entirety as follows:

     "(i) (A) other unsecured  Indebtedness of Palco to Holdings in an aggregate amount not to exceed  $11,000,000 at any time outstanding in accordance with the terms of that  certain  Subordinated  Intercompany  Note,  dated as of April 19,
2005, executed by Palco, Holdings and the other persons party thereto; provided, however that such unsecured Indebtedness does not mature, and no payments of any kind may be made on or with  respect  thereto,  until six (6)  months  after the
Maturity  Date and (B) other  unsecured  Indebtedness  of the  Borrowers and the
Subsidiaries  in an  aggregate  amount  not  to  exceed  $500,000  at  any  time outstanding."

SECTION 4.  Limited  Waiver.  The Lenders  hereby  waive any Event of Default or
Default  arising  as a  result  of the  Borrowers'  failure  to  furnish  to the
Administrative  Agent financial statements for the month ended December 31, 2005 within 30 days after the end of such month  pursuant  to Section  5.04(c) of the
Credit Agreement prior to giving effect to this Amendment.

SECTION 5. Effectiveness.  The effectiveness of this Amendment is subject to the satisfaction of each the following conditions precedent:

(a) this Amendment  shall have been duly executed and delivered by the Borrower, the Loan Parties, the Administrative Agent and each Lender; and

(b) the  representations  and  warranties  contained  herein  shall  be true and correct in all respects.

SECTION 6. Representations and Warranties. In order to induce the Administrative
Agent and each  Lender to enter  into this  Amendment,  each Loan  Party  hereby represents  and  warrants to the  Administrative  Agent and each  Lender,  which representations  and warranties shall survive the execution and delivery of this
Amendment, that:

(a) all of the representations and warranties  contained in the Credit Agreement and in each Loan  Document  are true and  correct  as of the date  hereof  after giving  effect  to this  Amendment,  except  (i) to the  extent  that  any  such representations  and  warranties  expressly  relate to an earlier date, in which case such  representations  and warranties  shall be true and correct as of such earlier  date,  (ii) the existence of an Event of Default which has occurred and is continuing  (and for the  avoidance of doubt,  such Event of Default is in no respect  being  waived  or cured by this  Amendment)  as a result of a breach of
Section  7(g) of the Credit  Agreement  relating  to the breach of Section  6.11
(Minimum  Combined  EBITDA) of the Revolving  Credit Agreement in respect of the period  ending  November  30, 2005,  and (iii)  breach of Section 6.11  (Minimum
Combined  EBITDA) of the Credit  Agreement and Revolving  Credit Agreement which may  occur in  respect  of the  period  ending  December  31,  2005 (and for the avoidance of doubt,  such breach is in no respect  being waived or cured by this
Amendment),  the Administrative  Agent having been previously  notified of items
(ii) and (iii);

(b) the execution, delivery and performance by such Loan Party of this Amendment has been duly authorized by all necessary  corporate action required on its part and this  Amendment,  and the Credit  Agreement is the legal,  valid and binding obligation of such Loan Party enforceable  against such Loan Party in accordance with its terms,  except as its  enforceability  may be affected by the effect of bankruptcy, insolvency, reorganization,  moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c) neither the  execution,  delivery and  performance of this Amendment by such
Loan Party,  the performance by such Loan Party of the Credit  Agreement nor the consummation of the transactions  contemplated  hereby does or shall contravene, result  in a breach  of,  or  violate  (i) any  provision  of any  Loan  Party's certificate or articles of incorporation  or bylaws or other similar  documents, or agreements,  (iii) any law or regulation, or any order or decree of any court or government instrumentality,  or (iii) any indenture, mortgage, deed of trust, lease,  agreement  or other  instrument  to which  any Loan  Party or any of its
Subsidiaries is a party or by which any Loan Party or any of its Subsidiaries or any of their  property  is bound,  except in any such  case to the  extent  such conflict or breach has been waived  herein or by a written  waiver  document,  a copy of which has been delivered to  Administrative  Agent on or before the date hereof; and

(d) other than as described  in Section  6(a)(ii)  above,  no event has occurred which has resulted,  or would result in, the occurrence of a Default or Event of
Default.

SECTION 7. Reference to and Effect Upon the Credit Agreement.

(a) Except as specifically  set forth above,  the Credit Agreement and the other
Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The  amendments  and waiver  set forth  herein is  effective  solely for the purposes set forth herein and shall be limited  precisely as written,  and shall not be deemed to (i) be a consent to any amendment,  waiver or  modification  of any other term or condition of the Credit  Agreement or any other Loan Document,
(ii) operate as a waiver or otherwise  prejudice any right, power or remedy that the  Administrative  Agent or the Lenders may now have or may have in the future under or in  connection  with the Credit  Agreement or any other Loan  Document,
(iii)  constitute a waiver of any provision of the Credit  Agreement or any Loan
Document,  except as specifically set forth herein,  or (iv) constitute a waiver of any Event of Default,  Default or other event or condition  that has resulted in or could result in the  occurrence of an Event of Default or Default,  except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this  Agreement",  "herein",  "hereof" and words of like import and each  reference  in the Credit  Agreement  and the Loan
Documents  to the Credit  Agreement  shall mean the Credit  Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the
Credit Agreement.

(c) Each of the  Administrative  Agent and the Lenders hereby expressly reserves its rights at any time to take any and all actions,  and to exercise any and all remedies,  authorized or permitted under the Credit  Agreement or any other Loan
Document, or available under applicable law or equity or otherwise.

(d) This Amendment shall be a Loan Document.

SECTION  8.  Costs And  Expenses.  As  provided  in  Section  9.05 of the Credit
Agreement,  the Borrowers agree to reimburse  Administrative Agent for all fees, costs,  and expenses,  including the  reasonable  fees,  costs,  and expenses of counsel or other advisors for advice,  assistance,  or other  representation  in connection with this Amendment.

SECTION 9. Reaffirmation of Guaranties. The Loan Parties signatory hereto hereby reaffirm their Guarantees of the Obligations, taking into account the provisions of this Amendment.

SECTION 10.  GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

SECTION 11. Headings. Section headings in this Amendment are included herein for convenience of reference  only and shall not  constitute  part of this Amendment for any other purposes.

SECTION  12.  Counterparts.  This  Amendment  may be  executed  in any number of counterparts,  each of which when so executed  shall be deemed an original,  but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)

     IN WITNESS  WHEREOF,  the parties  hereto have executed and delivered  this
Amendment as of the date first written above.

                                      THE PACIFIC LUMBER COMPANY

                                      By:     /s/ Gary L. Clark
                                          --------------------------------------
                                      Name:    GARY L. CLARK
                                      Title:   VP Finance & Administration and CFO

                                      BRITT LUMBER CO., INC.

                                      By: /s/ Gary L. Clark
                                          -------------------------------------
                                      Name:  GARY L. CLARK
                                      Title: VP Finance & Administration and CFO

                                      CREDIT SUISSE, NEW YORK BRANCH, as Administrative Agent

                                      By: /s/ David Dodd
                                          -------------------------------------
                                      Name:    DAVID DODD
                                      Title:   Vice President

                                      By: /s/ Mikhail Faybusovich
                                          -------------------------------------
                                      Name:     MIKHAIL FAYBUSOVICH
                                      Title:    Associate

                                      CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

                                      By:  /s/ David Dodd
                                           ------------------------------------
                                      Name:    DAVID DODD
                                      Title:   Vice President

                                      By: /s/ Mikhail Faybusovich
                                           ------------------------------------
                                      Name:     MIKHAIL FAYBUSOVICH
                                      Title:    Associate

                                      GSO CREDIT OPPORTUNITIES FUND (HELIOS), as a Lender

                                      By:  /s/ Louis Salvatore
                                            -----------------------------------
                                      Name:     Louis Salvatore
                                      Title:    Managing Director

                                      CREDIT OPPORTUNITIES FUND (EMPLOYEE), as a Lender

                                      By:  /s/ Louis Salvatore
                                         --------------------------------------
                                      Name:     Louis Salvatore
                                      Title:    Managing Director

                                      MARATHON STRUCTURED FINANCE FUND, L.P., as a Lender

                                      By:     /s/ Gary L. Lembo
                                         --------------------------------------
                                      Name:    GARY L. LEMBO
                                      Title:   Director

                                     [SIGNATURE PAGE TO AMENDMENT NO. 5]

     IN WITNESS  WHEREOF,  this  Amendment has been duly executed as of the date first written  above by below Persons in their  capacity as Loan Parties and not as a Borrower.

                                      SALMON CREEK LLC

                                      By:     /s/ Gary L. Clark
                                          -------------------------------------
                                      Name:    GARY L. CLARK
                                      Title:   President and CEO

                                      SCOTIA INN INC.

                                      By:     /s/ Gary L. Clark
                                          -------------------------------------
                                      Name:    GARY L. CLARK
                                      Title:   VP Finance & Administration and CFO

                                      MAXXAM GROUP INC.

                                      By:     /s/ Gary L. Clark
                                         --------------------------------------
                                      Name:    GARY L. CLARK
                                      Title:   Vice President and  CFO